1 INVESTOR PRESENTATION March 2022 NYSE: VRTV © Veritiv 2022 | All Rights Reserved Exhibit 99.1

© Veritiv 2022 | All Rights Reserved 2 Safe Harbor Provision Certain statements contained in this presentation regarding Veritiv Corporation’s (the "Company") future operating results, p erf ormance, business plans, prospects, guidance, statements related to the impact of COVID - 19 and any other statements not constituting historical fact are "forward - looking stat ements" subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. Where possible, the words "believe," "expect," "anticipate," "continue," "i nte nd," "should," "will," "would," "planned," "estimated," "potential," "goal," "outlook," "may," "predicts," "could," or the negative of such terms, or other comparable expressions, a s t hey relate to the Company or its business, have been used to identify such forward - looking statements. All forward - looking statements reflect only the Company’s current beliefs and assumpti ons with respect to future operating results, performance, business plans, prospects, guidance and other matters, and are based on information currently available to the C omp any. Accordingly, the statements are subject to significant risks, uncertainties and contingencies, which could cause the Company’s actual operating results, performance, bu sin ess plans, prospects or guidance to differ materially from those expressed in, or implied by, these statements. Factors that could cause actual results to differ materially from current expectations include the risks and other factors de scr ibed under "Risk Factors" and elsewhere in this report and in the Company’s other publicly available reports filed with the Securities and Exchange Commission ("SEC"). Such risks and o the r factors, which in some instances are beyond the Company's control, include: adverse impacts of the COVID - 19 pandemic; the industry - wide decline in demand for paper and related products; increased competition from existing and non - traditional sources; procurement and other risks in obtaining packaging, facility products and paper from our suppliers for resale to our customers; changes in prices for raw materials; changes in trade policies and regulations; increases in the cost of fuel and third - party freight and the availability of third - party freight providers; the loss of any of our significant customers; inability to realize expected benefits of restructuring plans; adverse developments in general busines s a nd economic conditions that could impair our ability to use net operating loss carryforwards and other deferred tax assets; our ability to adequately protect our material intellectu al property and other proprietary rights, or to defend successfully against intellectual property infringement claims by third parties; our ability to attract, train and retain hig hly qualified employees; our pension and health care costs and participation in multi - employer pension, health and welfare plans; the effects of work stoppages, union negotiations and labor d isputes; our ability to generate sufficient cash to service our debt; increasing interest rates; our ability to refinance or restructure our debt on reasonable terms and conditions as m igh t be necessary from time to time; our ability to comply with the covenants contained in our debt agreements; costs to comply with laws, rules and regulations, including environmental, he alt h and safety laws, and to satisfy any liability or obligation imposed under such laws; changes in tax laws; adverse results from litigation, governmental investigations or audi ts, or tax - related proceedings or audits; regulatory changes and judicial rulings impacting our business; the impact of adverse developments in general business and economic conditions a s w ell as conditions in the global capital and credit markets on demand for our products and services, our business including our international operations, and our customers; fore ign currency fluctuations; inclement weather, widespread outbreak of an illness, anti - terrorism measures and other disruptions to our supply chain, distribution system and op erations; our dependence on a variety of information technology and telecommunications systems and the Internet; our reliance on third - party vendors for various services; cybersecur ity risks; and other events of which we are presently unaware or that we currently deem immaterial that may result in unexpected adverse operating results. The Company is not resp ons ible for updating the information contained in this presentation beyond the published date, or for changes made to this presentation by wire services or Internet service provide rs. This presentation is being furnished to the SEC through a Form 8 - K. We reference non - GAAP financial measures in this presentation. Please see the appendix for reconciliations of non - GAAP measures to the most comparable United States ("U.S.") GAAP measures.

© Veritiv 2022 | All Rights Reserved Company Overview NYSE: VRTV © Veritiv 2022 | All Rights Reserved

© Veritiv 2022 | All Rights Reserved 4 Who is Veritiv? Sal Abbate Chief Executive Officer: October 2020 Previous Veritiv Roles: • Chief Operating Officer: January 2020 • Chief Commercial Officer: April 2018 Previous Experience: • Andersen Windows, SVP Chief Sales & Marketing Officer 2011 – 2018 • Eastman Chemical (formerly Solutia), VP Global Sales & Marketing 2008 – 2011 Steve Smith Chief Financial Officer: March 2014 Investor Engagement Scott Palfreeman Vice President, Finance & Investor Relations: September 2020 Previous Experience: • American Greetings: Chief Financial Officer: 2006 – 2014; VP of Investor Relations and Treasurer: 2003 – 2006 • General Cable, Vice President and Treasurer: 1999 - 2003 Leadership team is aligned around commercial - led strategy

© Veritiv 2022 | All Rights Reserved • 115 distribution centers in North America • 16 million square feet of distribution center space • 700+ truck fleet • 13 Packaging design centers in North America and Asia 5 Veritiv at a Glance 5 NET SALES 1 $6.9 BILLION • Serving customers across a wide array of industries both in North America and globally • Conducting business with a diversified customer base including more than half of Fortune 500 ® companies • Sourcing globally from leading manufacturers Extensive Supply Chain Network 2 1. Last twelve months as of December 31, 2021 HQ ATLANTA GA LARGEST B2B PACKAGING DISTRIBUTOR IN NORTH AMERICA FORTUNE 500 ® COMPANY ~$1.8 BILLION MARKET CAP (March 1, 2022) • Xpedx was spun off from International Paper • Unisource was previously owned 60/40 by Bain Capital and Georgia - Pacific • Bain Capital and Georgia - Pacific held 49% of shares when Veritiv went public in July 2014. Completed exit in March 2021. Founded in 2014 | Merger of Xpedx and Unisource A leading full - service provider of packaging products, services and solutions. Additionally, Veritiv provides facility supplies and solutions, print and publishing products, and logistics solutions. 2. As of December 31, 2021

© Veritiv 2022 | All Rights Reserved Print Sourcing Globally to Deliver Best - in - Class Printing Product Line - up and Service Packaging Total Packaging Solution from Concept to Delivery Facility Solutions Providing Products and Expertise to Maintain a Clean and Healthy Environment Publishing Extensive Product Options and Print Management Services 6 Segment Portfolio 56% 70% Sales Adj. EBITDA Segment Mix 1 1. Last twelve months as of December 31, 2021; Corporate and Other is excluded from the calculation for percentage of Adjuste d E BITDA and Net Sales by Segment 13% 10% 22% 17% 9% 3% Adj. EBITDA Margin 1 10.5% 5.9% 6.5% 3.1%

© Veritiv 2022 | All Rights Reserved 8% 23% 69% 8% Well diversified Packaging business Product Assortment 3 7 2 Top 9 Competitors Leader in highly fragmented competitive landscape within Packaging industry All Others Customer / Industry Sectors Heavy Manufacturing Food & Beverage Light Manufacturing Other Wholesale & Retail Corrugated & Fiber Flexibles (Films, Cushioning, Bags, Tapes and Mailers) Ancillary Packaging (Labels, Surface Protection, Adhesives) Automation Equipment & Other Rigid 3 Approximately 50% of packaging products are custom 1 Based on management estimates 2 Veritiv estimated market share based on last twelve months sales as of December 31, 2021 $45 BILLION 1 ~ Healthcare Transportation Leader in Fragmented and Attractive Packaging Industry

© Veritiv 2022 | All Rights Reserved 8 Value - Added Services 1 In - House Same - Day Delivery Capability Source Product from Leading and Niche Manufacturers Comprehensive Hub & Spoke Warehousing Footprint across North America Network of Global Suppliers Veritiv - Managed Supply Chain Product Design , Prototype & Structural Testing Contract Product Packaging , Inventory and Program Management Solutions Expertise for Quality, Economic Fit, and Sustainability 1 Approximately 50% of packaging products are custom Full - Service Packaging Solutions Provider Product Concept to Delivery

© Veritiv 2022 | All Rights Reserved • Commitment to comprehensive ESG program; transparency regarding progress • Appointed Chief Compliance and Sustainability Officer in May 2021 to lead company - wide ESG initiatives • Provide broad range of sustainable packaging solutions to meet customer needs • Best - in - class supply - chain and office safety rating • Company culture of equality and inclusion; Employee support through One Veritiv Fund • Diverse board of directors • 2020 Corporate Social Responsibility report published in April 2021 9 Sustainability and Corporate Responsibility

© Veritiv 2022 | All Rights Reserved Key Messages 10 2 3 4 Invest in Growth Earnings Expansion & Low Leverage 1 Inflection Point in Business Fundamentals Strategic Portfolio Transformation

© Veritiv 2022 | All Rights Reserved Strategic Portfolio Transformation NYSE: VRTV 1 © Veritiv 2022 | All Rights Reserved

© Veritiv 2022 | All Rights Reserved Segment Mix Transformation Strategic Shift to Packaging FY 2014 1, 2 $154 MILLION $343 MILLION 1. Pro Forma 2. See appendix for reconciliations of non - GAAP measures to the most comparable U.S. GAAP measures; Corporate and Other is excluded from the calculation for percentage of Adjusted EBITDA by Segment. FY 2021 2 Packaging 55% Facility Solutions 15% Print 20% 12 Print 20% Publishing 10% Packaging 55% Facility Solutions 15% ADJUSTED EBITDA BY SEGMENT Packaging 7 - Year Adj. EBITDA CAGR: +11% (14% Adj. EBITDA CAGR since 2017) Print & Publishing 30% Print & Publishing 20% 1 FY 2022 Adj. EBITDA Guidance: $395 - $435M Print 17% Publishing 3% Packaging 70% Facility Solutions 10%

© Veritiv 2022 | All Rights Reserved Proactive Changes to Segment Portfolio 13 Strategic acquisition and divestitures enhanced shift in segment portfolio mix toward Packaging All - American Containers Packaging Acquisition 2017 Strategic Customer Exits (Print) 2017 Wide Format Exit (Print) 2018 Saalfeld Redistribution Exit (Facility Solutions) Late 2019 Veritiv Express Exit (Print) 2020 1 Rollsource Exit (Print) 2021 Veritiv Canada 1 (Primarily Facility Solutions & Print) 2022 1. Definitive agreement to sell Veritiv Canada is subject to government approval. Expected to close before end of 2Q 2022.

© Veritiv 2022 | All Rights Reserved 14 NYSE: VRTV Inflection Point in Business Fundamentals 2 © Veritiv 2022 | All Rights Reserved

© Veritiv 2022 | All Rights Reserved 7.0% 2.2% 2.4% 2.4% 7.1% 2.8% 2.0% 2.7% 9.0% 4.5% 2.3% 2.4% 10.5% 5.9% 6.5% 3.1% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% Fundamental Changes to our Business 15 FY18 FY19 FY20 FY21 Packaging FY18 FY19 FY20 FY21 Facility Solutions FY18 FY19 FY20 FY21 Print FY18 FY19 FY20 FY21 Publishing • Centralized cost and price management • Commercial optimization • Strategic customer rationalization • Supply chain configuration alignment with long - term growth sectors • Supplier and product rationalization • De - risked and rationalized customer portfolio • Commercial optimization to align with secular decline in volume • Supply chain network consolidation (Print) Comprehensive optimization efforts drove enhanced Adjusted EBITDA margins across all our segments Segment Adj. EBITDA Margin 2

© Veritiv 2022 | All Rights Reserved Accelerated Earnings Potential 16 Inflection point in business fundamentals and segment portfolio transformation expected to drive long - term earnings growth and margin expansion Segment Mix Shift to Packaging Packaging Growth Business Process Optimization & Operational Changes Significant progress in 2020 - 2021 toward long - term earnings targets Historical 3 - 5 Year Target 1 2 3 1 2 3 2

© Veritiv 2022 | All Rights Reserved Invest in Growth NYSE: VRTV 3 © Veritiv 2022 | All Rights Reserved

© Veritiv 2022 | All Rights Reserved Packaging Growth Above Market GDP+ Long Term Growth Rate 18 Above Market Organic Growth 100 - 200 bps above market Inorganic Growth Disciplined approach to acquisitions Large & Diverse Customer Base GDP - like growth • Scope & scale acquisitions • Continue to increase high - margin segment mix • Focus on high - growth sectors • Differentiate with specialized solutions • Leverage scale to win with growing and blue - chip companies • Diversified customer base across footprint (no customer greater than 5% of revenue) • Extensive product offering and expertise Long term growth above market driven by a combination of organic and inorganic growth initiatives 3

© Veritiv 2022 | All Rights Reserved Veritiv is an indispensable partner; developing Packaging solutions from concept to delivery Organic Growth Above Market 19 Growth Levers Differentiate with Value - Added Solutions Focus on High - Growth Sectors Broad Product Expertise Enhanced Customer Experience $ Leading Network of Global Suppliers Supply Chain Technology Ecommerce Investment in Capabilities 3

© Veritiv 2022 | All Rights Reserved Inorganic Growth Objectives Disciplined Approach to Acquisitions Packaging 73% Print 11% Facility Solutions 11% Packaging 55% Print 20% 20 Acquisition Considerations : Targeted Financial Parameters : • EBITDA: $5 - $100M • EBITDA Margins > 10% Scope • Packaging goods & services: - Enhanced product offering - Unique service capability - Deep industry expertise - Proprietary technology Scale • Synergistic companies with similar product & service capabilities • Micro to small - cap 2017 Acquisition: All - American Containers Non - auction process, family - owned rigid packaging business 3

© Veritiv 2022 | All Rights Reserved Earnings Expansion & Low Leverage NYSE: VRTV 4 © Veritiv 2022 | All Rights Reserved

© Veritiv 2022 | All Rights Reserved $176M $185M $156M $188M $343M $100M $150M $200M $250M $300M $350M $400M $450M $500M FY17 FY18 FY19 FY20 FY21 FY22E Adjusted EBITDA 1 ($0.85) ($0.99) ($1.84) $2.08 $9.01 ($3.00) $0.00 $3.00 $6.00 $9.00 $12.00 $15.00 $18.00 FY17 FY18 FY19 FY20 FY21 FY22E Diluted EPS Trajectory for 2022 Earnings Guidance 1. See appendix for reconciliations of non - GAAP measures to the most comparable U.S. GAAP measures. 22 Adjusted EBITDA and EPS growth in 2020 despite COVID - related headwinds; accelerated earnings growth in 2021 4 $13.50 - $16.25 $395 - $435M

© Veritiv 2022 | All Rights Reserved Cash Flow; Low Leverage 23 Significant net leverage reduction driven by healthy free cash flow from increased earnings and disciplined working capital reductions 4 1. Cash flow from operations less capital expenditures. 2. Calculated as net debt divided by trailing twelve months of Adjusted EBITDA. 3 . S ee appendix for reconciliations of non - GAAP measures to the most comparable U.S. GAAP measures . 4.6x 4.7x 4.1x 2.1x 1.1x 0.0x 1.0x 2.0x 3.0x 4.0x 5.0x FY17 FY18 FY19 FY20 FY21 Net Leverage Ratio 2, 3 $4M ($30M) $247M $266M $134M ~$200M ($100M) $0M $100M $200M $300M FY17 FY18 FY19 FY20 FY21 FY22E Free Cash Flow 1,3

© Veritiv 2022 | All Rights Reserved Disciplined Capital Allocation 24 4 Reduction in net leverage below long - term target of 3x enabled successful completion of share repurchase program and investments in growth. Record low net leverage provides both financial and strategic optionality. Capital Allocation Priorities: • Invest in the business: • Organic • Inorganic • Return value to shareholders • Support restructuring initiatives 2022 CapEx : Approximately $35M 2020 Restructuring Plan Substantially completed in 4Q 2021 $200M Share Repurchase Program (Announced in March 2022) $100M Share Repurchase Program Completed in 3Q 2021 Scope and/or Scale Acquisitions Disciplined Approach

© Veritiv 2022 | All Rights Reserved Conclusion 25 1. See appendix for reconciliations of non - GAAP measures to the most comparable U.S. GAAP measures. 2. Calculated as net debt divided by trailing twelve months of Adjusted EBITDA, as of December 31, 2021. 2 3 4 Investment in Growth Earnings Expansion & Low Leverage FY21 Adj. EBITDA CAGR of 14% in Packaging since 2017; - Investments in organic growth - Disciplined approach to inorganic growth FY21 Adj. EBITDA CAGR of 18% overall since 2017 Net Leverage 2 of 1.1x 1 ; improved from 4.6x in 2017 1 Inflection Point in Business Fundamentals Doubled Adj. EBITDA Margin 1 from 2% in 2017 to 5% in FY21; - Process optimization - Segment mix shift to Packaging - Packaging growth Strategic Portfolio Transformation Packaging mix shift from 55% to 70% of total Segment Adj. EBITDA since 2014

© Veritiv 2022 | All Rights Reserved 26 APPENDIX NYSE: VRTV © Veritiv 2022 | All Rights Reserved

© Veritiv 2022 | All Rights Reserved Board of Directors 27 Stephen E. Macadam, Chairman Former CEO of EnPro (Industrial Distribution ) Salvatore A. Abbate Chief Executive Officer, Veritiv Shantella E. Cooper Former Chief Transformation Officer of WestRock (Paper & Packaging) David E. Flitman CEO of Builders FirstSource (Building Materials) Tracy A. Leinbach Former CFO of Ryder (Supply Chain Logistics) Gregory B. Morrison Former Chief Information Officer of Cox Enterprises (Communication) Michael P. Muldowney CEO of Foxford Capital, LLC (Financial Services) Charles G. Ward, III Former Partner at Perella Weinberg Partners (Financial Services) Daniel T. Henry Former CFO of American Express (Financial Services)

© Veritiv 2022 | All Rights Reserved Senior Leadership Team 28 Salvatore A. Abbate Chief Executive Officer Stephen J. Smith Senior Vice President and Chief Financial Officer Dean A. Adelman Senior Vice President and Chief Human Resources Officer Daniel B. Calderwood Senior Vice President, Marketing and Business Management Mark W. Hianik Senior Vice President, General Counsel and Corporate Secretary Stephanie E. Mayerle Senior Vice President, Sales Karen K. Renner Senior Vice President and Chief Information Officer Susan B. Salyer Senior Vice President and Chief Compliance and Sustainability Officer Peter C. Troup Vice President, Corporate Development Michael D. Walkenhorst Senior Vice President, Developing Businesses and Global Operations Daniel J. Watkoske Senior Vice President of Print and Publishing

© Veritiv 2022 | All Rights Reserved Appendix Reconciliation of Non - GAAP Financial Measures We supplement our financial information prepared in accordance with U.S. GAAP with certain non - GAAP measures including Adjusted EBITDA (earnings before interest, income taxes, depreciation and amortization, restructuring charges, net, integration and acquisition expenses and other simil ar charges including any severance costs, costs associated with warehouse and office openings or closings, consolidation, and relocation and other business optimization expe nse s, stock - based compensation expense, changes in the LIFO reserve, non - restructuring asset impairment charges, non - restructuring severance charges, non - restructuring pension charges, net, fair value adjustments related to contingent liabilities assumed in mergers and acquisitions and certain other adjustments), free cash f low and other non - GAAP measures such as the Net Debt to Adjusted EBITDA ratio. We believe investors commonly use Adjusted EBITDA, free cash flow and these other non - GAAP me asures as key financial metrics for valuing companies. In addition, the credit agreement governing our Asset - Based Lending Facility (the "ABL Facility") permits us to exclude the foregoing and other charges in calculating "Consolidated EBITDA", as defined in the ABL Facility. Adjusted EBITDA, free cash flow and these other non - GAAP measures are not alternative measures of financial performance or liqui dity under U.S. GAAP. Non - GAAP measures do not have definitions under U.S. GAAP and may be defined differently by, and not be comparable to, similarly title d m easures used by other companies. As a result, we consider and evaluate non - GAAP measures in connection with a review of the most directly comparable measure calculate d in accordance with U.S. GAAP. We caution investors not to place undue reliance on such non - GAAP measures and to consider them with the most directly comparable U .S. GAAP measures. Adjusted EBITDA, free cash flow and these other non - GAAP measures have limitations as analytical tools and should not be considered in isolation or as a substitute for analyzing our results as reported under U.S. GAAP. Please see the following tables for reconciliations of non - GAAP measures to the most comparable U.S. G AAP measures. 29

© Veritiv 2022 | All Rights Reserved 30 Appendix Reconciliation of Non - GAAP Financial Measures 30 Low High Net income (loss) $ 210 $ 250 Interest expense, net 15 15 Income tax expense (benefit) 80 90 Depreciation and amortization 50 50 Other reconciling items 40 30 Adjusted EBITDA $ 395 $ 435 Forecast for Year Ending December 31, 2022 Table I.a. VERITIV CORPORATION NET INCOME (LOSS) TO ADJUSTED EBITDA GUIDANCE (in millions, unaudited)

© Veritiv 2022 | All Rights Reserved 31 Appendix Reconciliation of Non - GAAP Financial Measures 31 2021 2020 2019 2018 2017 Veritiv As Reported Pro Forma Adjustmen Veritiv Pro Forma Net income (loss) 144.6$ 34.2$ (29.5)$ (15.7)$ (13.3)$ (19.6)$ $ (16.2) $ (35.8) Interest expense, net 17.2 25.1 38.1 42.3 31.2 14.0 12.4 26.4 Income tax expense (benefit) 52.9 8.8 0.7 5.5 11.4 (2.1) 6.8 4.7 Depreciation and amortization 55.2 57.7 53.5 53.5 54.2 37.6 16.8 54.4 EBITDA 269.9 125.8 62.8 85.6 83.5 29.9 19.8 49.7 Restructuring charges, net 15.4 52.2 28.8 21.3 16.7 4.0 0.2 4.2 Facility closure charges, including (gain) loss from asset disposition 0.1 (3.7) - - - - - - Stock-based compensation 7.4 17.7 14.6 18.1 15.7 4.0 0.1 4.1 LIFO reserve (decrease) increase 43.6 (1.5) (3.7) 19.9 7.1 6.3 1.3 7.6 Non-restructuring asset impairment charges - - - 0.4 8.4 - - - Non-restructuring severance charges 7.8 4.1 8.4 4.9 3.5 2.6 0.4 3.0 Non-restructuring pension charges, net 0.5 7.2 6.6 11.3 2.2 - - - Gain on sale of joint venture - - - - - - (6.6) (6.6) Integration, acquisition and merger expenses - - 17.5 31.8 36.5 75.1 14.1 89.2 Fair value adjustment on Tax Receivable Agreement contingent liability - (19.1) 0.3 (1.2) (9.4) 1.7 - 1.7 Fair value adjustment on contingent consideration liability - 1.0 13.1 (12.3) 2.0 - - - Escheat audit contingent liability - (0.2) 3.7 2.5 7.5 - - - Other (2.1) 4.1 3.8 3.1 2.7 (1.7) 2.3 0.6 Loss from discontinued operations, net of income taxes - - - - - 0.1 - 0.1 Adjusted EBITDA 342.6$ 187.6$ 155.9$ 185.4$ 176.4$ 122.0$ 31.6$ 153.6$ Net Sales 6,850.5$ 6,345.6$ 7,659.4$ 8,696.2$ 8,364.7$ 7,406.5$ 1,907.6$ $ 9,314.1 Adjusted EBITDA/Pro Forma Adjusted EBITDA as a % of net sales 5.0% 3.0% 2.0% 2.1% 2.1% 1.6% 1.6% * Pro forma adjustments take into account the merger with UWW Holdings, Inc. and the related financing as if they occurred on January 1, 2014, as well as purchase accounting adjustments and adjustments for one-time costs related to the merger. Year Ended December 31, Table l.b VERITIV CORPORATION NET INCOME (LOSS) TO ADJUSTED EBITDA; ADJUSTED EBITDA MARGIN (in millions, unaudited) Year Ended December 31, 2014

© Veritiv 2022 | All Rights Reserved 32 Appendix Reconciliation of Non - GAAP Financial Measures 32 Forecast for Year Ending December 31, 2022 Net cash provided by (used for) operating activities approximately $235 Less: Capital expenditures (35) Free cash flow approximately $200 Table II.a VERITIV CORPORATION FREE CASH FLOW GUIDANCE (in millions, unaudited)

© Veritiv 2022 | All Rights Reserved 33 Appendix Reconciliation of Non - GAAP Financial Measures 33 VERITIV CORPORATION FREE CASH FLOW (in millions, unaudited) 2021 2020 2019 2018 2017 Net cash flows provided by operating activities 154.7$ 289.2$ 281.0$ 15.0$ 36.6$ Less: Capital expenditures (20.4) (23.6) (34.1) (45.4) (32.5) Free cash flow 134.3$ 265.6$ 246.9$ (30.4)$ 4.1$ Table ll.b Year Ended December 31,

© Veritiv 2022 | All Rights Reserved 34 Appendix Reconciliation of Non - GAAP Financial Measures 34 2021 2020 2019 2018 2017 Amount drawn on ABL Facility 440.8$ 520.2$ 673.2$ 932.1$ 897.7$ Less: Cash and cash equivalents (49.3) (120.6) (38.0) (64.3) (80.3) Net debt 391.5$ 399.6$ 635.2$ 867.8$ 817.4$ Last twelve months Adjusted EBITDA 342.6$ 187.6$ 155.9$ 185.4$ 176.4$ Net debt to Adjusted EBITDA 1.1 2.1 4.1 4.7 4.6 Last Twelve Months December 31, 2021 2020 2019 2018 2017 Net income (loss) 144.6$ 34.2$ (29.5)$ (15.7)$ (13.3)$ Interest expense, net 17.2 25.1 38.1 42.3 31.2 Income tax expense (benefit) 52.9 8.8 0.7 5.5 11.4 Depreciation and amortization 55.2 57.7 53.5 53.5 54.2 EBITDA 269.9 125.8 62.8 85.6 83.5 Restructuring charges, net 15.4 52.2 28.8 21.3 16.7 Facility closure charges, including (gain) loss from asset disposition 0.1 (3.7) - - - Stock-based compensation 7.4 17.7 14.6 18.1 15.7 LIFO reserve (decrease) increase 43.6 (1.5) (3.7) 19.9 7.1 Non-restructuring asset impairment charges - - - 0.4 8.4 Non-restructuring severance charges 7.8 4.1 8.4 4.9 3.5 Non-restructuring pension charges, net 0.5 7.2 6.6 11.3 2.2 Integration, acquisition and merger expenses - - 17.5 31.8 36.5 Fair value adjustment on Tax Receivable Agreement contingent liability - (19.1) 0.3 (1.2) (9.4) Fair value adjustment on contingent consideration liability - 1.0 13.1 (12.3) 2.0 Escheat audit contingent liability - (0.2) 3.7 2.5 7.5 Other (2.1) 4.1 3.8 3.1 2.7 Adjusted EBITDA 342.6$ 187.6$ 155.9$ 185.4$ 176.4$ Net Sales 6,850.5$ 6,345.6$ 7,659.4$ 8,696.2$ 8,364.7$ Adjusted EBITDA/Pro Forma Adjusted EBITDA as a % of net sales 5.0% 3.0% 2.0% 2.1% 2.1% Year Ended December 31, Table lll VERITIV CORPORATION NET DEBT TO ADJUSTED EBITDA | ADJUSTED EBITDA % OF NET SALES (in millions, unaudited)

INVESTOR PRESENTATION 35 March 2022 NYSE: VRTV © Veritiv 2022 | All Rights Reserved